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                                                                   Exhibit 10.11

                                  ADDENDUM #1
                                       TO
                         EXECUTIVE EMPLOYMENT AGREEMENT
                                    BETWEEN
                             WAREFORCE INCORPORATED
                                      AND
                                 ORIE RECHTMAN

THIS Addendum amends and revises that certain Employment Agreement by and between Wareforce Incorporated and Orie Rechtman dated June 1, 1998 as follows:

Amend Section 1 by deleting "six (6) months" and replacing it with "four (4) months".

Agreed to this 28th day of November 2000.

WAREFORCE INCORPORATED                  ORIE RECHTMAN


By: DAN RICKETTS                        /s/ ORIE RECHTMAN
   ------------------------             ------------------------
    Dan Ricketts
    General Counsel